Exhibit 10.11


                   Purchase and Sale Agreement



     Agreement dated as of the 28th day of February, 2003.

1.   Parties

      Harold S. Maddix and Donald F. Kilduff, as Trustees of the Enon Nominee Trust u/d/t dated April 22, 1994 and recorded at Essex South Registry of Deeds, Book 12543, Page 43, collectively hereinafter called the SELLER, agree to SELL and Enon Microwave, Inc., a Delaware corporation, BUYER or PURCHASER, agrees to BUY, upon the terms hereinafter set forth, the Premises described in Paragraph 2 below.

2.   Description

      Unit No. 1 (the "Unit") of the Phase II Building in the Topsfield Business Park Condominium (the "Condominium"), situated at Route 1, Topsfield, Essex County, Massachusetts 01983, created by Master Deed dated August 8, 1985 and recorded with the Essex South Registry of Deeds at Book 7866, Page 106, as the same may have been amended from time to time, together with (a) an
undivided   six   and   eight-tenths  percent   (6.8%)   interest
appertaining to said unit in the general common areas and facilities and an undivided fifty percent (50%) interest in the building common areas and facilities of the Condominium, together with such other rights and easements appurtenant to the Unit as may be set forth in any document governing the operation of the Condominium, including without limitation the Master Deed, the By-Laws of the organization of unit owners, and the administrative rules and regulations adopted pursuant thereto (all of which are
hereinafter  referred  to as the "Condominium  Documents").   The
above-described premises are those conveyed to the SELLER by deed dated April 25, 1994 and recorded with Essex South Registry of Deeds, Book 12543, Page 49.

3.   Title Deed

      Said premises are to be conveyed by a good and sufficient quitclaim deed running to the BUYER, or to the nominee designated by the BUYER by written notice to the SELLER at least seven (7) days before the deed is to be delivered as herein provided, and said deed shall convey a good and clear record and marketable title thereto, free from encumbrances, except:

     (a)   Provisions of existing building and zoning laws;
      (b) The provisions of Chapter 183A of the Massachusetts General Laws and the Condominium Documents including without limitation all obligations of the unit owners to pay a proportionate share of the common expenses of the Condominium;
      (c) Such taxes for the then current year as are not due and payable on the date of the delivery of such deed;
     (d) Any liens for municipal betterments assessed after the date of this agreement;
     (e) Easements, restrictions and reservations of record, if any, so long as the same do not prohibit or materially interfere with the current use of the premises; and
      (f) All restrictions, easements and encumbrances referred to in the Condominium Documents.

4.   Purchase Price

      The agreed purchase price for said premises is set forth on Schedule A to this Agreement.

5.   Time for Performance: Delivery of Deed

     Such deed is to be delivered at 2:00 p.m. on the 27th day of March, 2003, at the offices of BUYER's attorney, unless otherwise agreed upon in writing. It is agreed that time is of the essence of this Agreement.

6.   Possession and Condition of Premises

      Full possession of said premises is to be delivered at the time of the delivery of the deed, said premises to be then in the same condition as they now are, reasonable use and wear excepted. The BUYER shall be entitled personally to inspect said premises prior to the delivery of the deed in order to determine whether the condition thereof complies with the terms of this clause.

7.   Extension to Perfect Title or Make Premises Conform

      If the SELLER shall be unable to give title or to make conveyance, or to deliver possession of the premises, all as herein stipulated, or if at the time of the delivery of the deed the premises do not conform with the provisions hereof, the SELLER shall use reasonable efforts to remove any defects in title, or to deliver possession as provided herein, or to make the said premises conform to the provisions hereof, as the case may be, and thereupon the time for performance hereof shall be extended for a period of up to thirty (30) days or until the expiration of BUYER's financing commitment, which ever shall first occur. For purposes of this Section 7 SELLER's reasonable efforts shall be limited to a maximum expenditure of Two Thousand and Five Hundred Dollars ($2,500).

8.   Failure to Perfect Title or Make Premises Conform, etc.

      If at the expiration of the extended time the SELLER shall have failed so to remove any defects in title, deliver possession, or make the premises conform, as the case may be, all as herein agreed, then any payments made under this agreement shall be forthwith refunded and all other obligations of the parties hereto shall cease and this agreement shall be void without recourse to the parties hereto.

9.   BUYER's Election to Accept Title

     The BUYER shall have the election, at either the original or any extended time for performance, to accept such title as the SELLER can deliver to the said premises in their then condition and to pay therefore the purchase price without deduction, in which case the SELLER shall convey such title, except that in the event of such conveyance in accord with the provisions of this clause, if the said premises shall have been damaged by fire or casualty insured against by the organization of unit owners or the SELLER, then the SELLER shall, unless the SELLER has previously restored the premises to their former condition, either

     (a) pay over or assign to the BUYER, on delivery of the deed, all amounts recovered or recoverable on account of such insurance, less any amounts reasonably expended by the SELLER for any partial restoration, or
     (b) if a holder of a mortgage on said premises shall not permit the insurance proceeds or a part thereof to be used to restore the said premises to their former condition or to be so paid over or assigned, give to the BUYER a credit against the purchase price, on delivery of the deed, equal to said amounts so recovered or recoverable and retained by the holder of the said mortgage less any amounts reasonably expended by the SELLER for any partial restoration.

10.  Acceptance of Deed

      The acceptance of a deed by the BUYER or its nominee as the case may be, shall be deemed to be a full performance and discharge of every agreement and obligation herein contained or expressed, except such as are, by the terms hereof, to be performed after the delivery of said deed.

11.  Use of Money to Clear Title

      To enable the SELLER to make conveyance as herein provided, the SELLER may, at the time of delivery of the deed, use the purchase money or any portion thereof to clear the title of any or all encumbrances or interests, provided that all instruments so procured are recorded simultaneously with the delivery of said deed or arrangements have been made for the subsequent recordation in accordance with local conveyancing standards.

12.  Insurance

      The SELLER represents that at the time of execution of this Agreement, the organization of unit owners maintains insurance with respect to the Condominium as follows:


     Type of Insurance                  Amount of Coverage

      (a) Fire and Extended Coverage               $ As presently
insured


At the time of delivery of the deed, the SELLER shall deliver to the BUYER a certificate of the Condominium insurance as then in effect. The procuring of any supplemental insurance shall be at the option and sole expense of the BUYER.

13.  Adjustments

      Collected rents and common expenses for the then current month and taxes for the then current fiscal year shall be apportioned as of the day of performance of this Agreement and the net amount thereof shall be added to or deducted from, as the case may be, the Purchase Price payable by the BUYER at the time of delivery of the deed. All uncollected rents for the current and any prior rental periods shall be apportioned, if and when collected by either party based on the number of days of ownership of each party in the applicable rental period. The conveyance of the premises shall be deemed to include the SELLER's allocable share of any working capital or other reserve funds held by the organization of unit owners, without adjustment or payment of any additional consideration by the BUYER.


14.  Adjustment of Unassessed and Abated Taxes

      If the amount of said taxes is not known at the time of the delivery of the deed, they shall be apportioned on the basis of the taxes assessed for the preceding fiscal year, with a reapportionment as soon as the new tax rate and valuation can be ascertained; and, if the taxes which are to be apportioned shall thereafter be reduced by abatement, the amount of such abatement, less the reasonable cost of obtaining the same, shall be apportioned between the parties, provided that neither party shall be obligated to institute or prosecute proceedings for an abatement unless herein otherwise agreed.

15.  Deposit

      All deposits made hereunder shall be held in escrow by Tinti, Quinn, Grover & Frey, P.C., the SELLER's attorneys, as escrow agent subject to the terms of this agreement and shall be duly accounted for at the time for performance of this Agreement. Interest on the deposits shall accrue for the benefit of SELLER unless the Closing does not occur, in which case interest follows the deposit.

16.  BUYER's Default: Damages

      If the BUYER shall fail to fulfill the BUYER's agreements herein, all deposits made hereunder by the BUYER shall be retained by the SELLER as SELLER's sole and exclusive remedy hereunder at law and in equity.

17.  Warranties and Representations

       The BUYER acknowledges that the BUYER has not been influenced to enter into this transaction nor has he relied upon any warranties or representations not set forth or incorporated in this Agreement or previously made in writing.

18.  Contingencies

     A.   Financing

      The BUYER is applying for a conventional bank or other institutional mortgage loan of $332,000.00 with an amortization schedule of 20 years and at prevailing rates. If, despite the BUYER's diligent efforts, a commitment for such loan cannot be obtained on or before March 17, 2003, the BUYER may terminate this Agreement by written notice to the SELLER prior to the expiration of such time, whereupon any payments made under this Agreement shall be forthwith refunded and all other obligations of the parties hereto shall cease and this Agreement shall be void without recourse to the parties hereto.

     B.   Environmental

      BUYER shall have the right to have an environmental review of the premises conducted by a Licensed Site Professional. In the event BUYER's environmental review indicates the presence of oil or hazardous materials, BUYER shall have the right to terminate this Agreement by delivery of written notice to the SELLER on or before March 17, 2003. Any such Notice from BUYER must be accompanied by copies of all environmental reports received and an explanation from the Licensed Site Professional, of the applicable condition. BUYER shall not, nor shall it permit any employee, agent or contractor to disclose the results of its environmental due diligence except as may otherwise be required under applicable law.

      BUYER shall be solely responsible for any and all costs and expenses of its tests and inspections. BUYER agrees that BUYER will indemnify SELLER for any and all claims, losses, liabilities, costs, damages and expenses, including, without limitation, reasonable attorneys' fees and disbursements, based upon or arising out of any event occurring in or about said premises in connection with any environmental review performed by BUYER. Prior to entering the premises for its environmental review, BUYER shall provide evidence of insurance reasonably acceptable to SELLER and provide SELLER with copies of the statements indicating the nature of extent of services or investigation to be performed.

19.  Construction of Agreement

     This instrument, executed in multiple counterparts, is to be construed as a Massachusetts contract, is to take effect as a sealed instrument, sets forth the entire contract between the parties, is binding upon and inures to the benefit of the parties hereto and their respective heirs, devisees, executors, administrators, successors and assigns, and may be canceled, modified or amended only by a written instrument executed by both the SELLER and the BUYER. If two or more persons are named herein as BUYER their obligations hereunder shall be joint and several. The captions and marginal notes are used only as a matter of convenience and are not to be considered a part of this Agreement or to be used in determining the intent of the parties to it.

20.  Notice

     Any and all notices given under the Agreement (including all riders and schedules thereto) shall be forwarded and shall be deemed sufficient if sent (i) certified mail postage prepaid, return receipt requested, or (ii) by hand, or (iii) by reputable overnight courier, or (iv) by facsimile if followed by one of the methods for delivery in (i)-(iii) above, when addressed as follows:

     TO SELLER:

     Harold S. Maddix
     address set forth on Schedule A hereto


     Donald F. Kilduff
     address set forth on Schedule B hereto


     With a copy to:

     Marc P. Frey, Esq.
     Tinti, Quinn, Grover & Frey, P.C.
     222 Essex Street
     Salem, MA  01970
     Fax: (978) 745-3369

     TO BUYER:

     Enon Microwave, Inc.
     422A Boston Street
     Topsfield, MA 01983


     With a copy to:

     Richard Kalin
     Kalin & Associates, P.C.
     494 8th Avenue, Suite 800
     NY, NY  10001


21.  Title Affidavit

     SELLER agrees to execute at the time of delivery of deed any documents reasonably required by BUYER's lender or BUYER's counsel relating to title, and an affidavit and indemnification to the BUYER's title insurance company regarding persons in the possession of the premises and indemnifying the title insurance company against claims of workmen and materialmen under statutory liens, all as of the date of delivery of deed.

22.  Non-Foreign Person

     The SELLER warrants and represents to the BUYER that the SELLER is not a "foreign person" as that term is defined in
Section 1445 of the Internal Revenue Code and the SELLER's Tax Payer Identification Number is ###-##-####. The SELLER agrees to deliver at the time of delivery of deed hereunder a so-called
"Nonforeign Certificate" sufficient to qualify for exemption pursuant to Section 1445(b)(2) of said Code. SELLER will execute and provide all additional information necessary for filing of 1099 form as required.

23.  Condition of Premises

     SELLER shall deliver and BUYER shall accept said premises in the condition as of the date of this Agreement "AS IS", WITH ALL FAULTS, IF ANY, AND WITHOUT ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING FITNESS FOR A PARTICULAR PURPOSE.

24.  Brokers

      SELLER represents and warrants to the BUYER that it has engaged no broker in connection with the sale of the premises. BUYER represents and warrants to the SELLER that it has engaged no broker in connection with the sale of the premises. SELLER agrees to indemnify and hold BUYER harmless from any claim as a result of the inaccuracy of its representations and warranties herein contained. BUYER agrees to indemnify and hold SELLER harmless from any claim as a result of the inaccuracy of its representations and warranties herein contained.

25.  Right of First Refusal Contingency

      The SELLER's obligations hereunder are contingent upon no valid exercise by a Unit Owner or Unit Owners, the Condominium Trust or the Building Trust (all as defined in the Master Deed) of the Right of First Refusal set forth in Section 13 of the Master Deed. A copy of the notice that the SELLER will provide to such persons or entities is attached hereto as Exhibit A. The SELLER reserves the right to modify such notice to maintain compliance with the requirements of Section 13 of the Master Deed.

26.  Counterparts

     This Agreement may be executed in any number of counterparts and if so executed shall be deemed fully executed when each of the parties has executed and delivered at least one counterpart.


     Signed as a sealed instrument on the date first stated above.



SELLER:                                BUYER:


/s/Harold S. Maddix                    Enon Microwave, Inc.
Harold S. Maddix, Trustee and
not individually
                                       By: /s/Richard S. Kalin
                                       Its: President

/s/Donald F. Kilduff
Donald F. Kilduff, Trustee and
not individually